EXHIBIT 10.5.1


                     WHOLE LOAN PURCHASE AND SALE AGREEMENT





                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT
                    -----------------------------------------



                                      among




                          AMERICAN HOME MORTGAGE CORP.
                                     Seller,


                         COLUMBIA NATIONAL, INCORPORATED
                                     Seller




                                       and




                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                                    Purchaser





                           DATED AS OF January 1, 2004

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

      Section 1.  Definitions..............................................-1-

      Section 2.  Procedures for Purchases of Mortgage Loans...............-8-

      Section 3.  Sale of Mortgage Loans to Takeout Investor...............-8-

      Section 4.  Completion Fee..........................................-11-

      Section 5.  Servicing of the Mortgage Loans.........................-12-

      Section 6.  Trade Assignments.......................................-13-

      Section 7.  Transfers  of  Beneficial  Interest  in  Mortgage
                  Loans by Purchaser......................................-13-

      Section 8.  Record Title to Mortgage Loans; Intent of Parties;
                  Security Interest.......................................-13-

      Section 9.  Representations and Warranties..........................-14-

      Section 10. Covenants of Sellers....................................-21-

      Section 11. Term....................................................-24-

      Section 12. Exclusive Benefit of Parties; Assignment................-24-

      Section 13. Amendments; Waivers; Cumulative Rights..................-24-

      Section 14. Execution in Counterparts...............................-24-

      Section 15. Effect of Invalidity of Provisions......................-24-

      Section 16. Governing Law...........................................-25-

      Section 17. Notices.................................................-25-

      Section 18. Entire Agreement........................................-25-

      Section 19. Costs of Enforcement....................................-25-

      Section 20. Consent to Service......................................-25-

      Section 21. Submission to Jurisdiction..............................-25-

      Section 22. Jurisdiction Not Exclusive..............................-25-

      Section 23. WAIVER OF JURY TRIAL....................................-25-

      Section 24. Construction............................................-26-

      Section 25. Further Assurances......................................-26-

      Section 26. Joint and Several Liability.............................-27-

                                    EXHIBITS


Exhibit A   Trust Receipt
Exhibit B-1 Warehouse Lender's Release
Exhibit B-2 Warehouse Lender's Wire Instructions
Exhibit C-1 Seller's Release
Exhibit C-2 Seller's Wire Instructions
Exhibit D-1 Trade Assignment
Exhibit D-2 Trade Assignment (Blanket)
Exhibit E   Purchaser's Wire Instructions
Exhibit F   Form of Confirmation
Exhibit G   Notice of Rejection of Trade Assignment
Exhibit H   Settlement Modification Letter
Exhibit I   Seller's Officer's Certificate
Exhibit J   Seller's Officer's Certificate
Exhibit K   List of Conduits
Exhibit L   Mortgage Loan Schedule

                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement ("Agreement"), dated as of the date set forth on the cover page hereof, is by and between Greenwich Capital Financial Products, Inc., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 ("Purchaser") and American Home Mortgage Corp., having an address at 520 Broadhollow Road, Melville, New York 11747 ("AHMC") and Columbia National, Incorporated, having an address at 7142 Columbia Gateway Drive, Columbia, MD 21046 ("CNI" and together with AHMC, each individually, a "Seller" and together, the "Sellers").

                              PRELIMINARY STATEMENT

            Sellers may, in their sole discretion, offer to sell to Purchaser from time to time a 100% undivided ownership interest in certain Mortgage Loans, and Purchaser, in its sole discretion, may agree to purchase such Mortgage Loans from Sellers on a servicing-released basis in accordance with the terms and conditions set forth in this Agreement. The related Seller, subject to the terms hereof, will cause each Mortgage Loan to be purchased by Takeout Investor. During the period from the purchase of a Mortgage Loan to the sale of the Mortgage Loan to Takeout Investor, the related Seller shall interim service such Mortgage Loan for the benefit of Purchaser pursuant to the terms of this Agreement.

            The parties hereto hereby agree as follows:

            Section 1. Definitions.

            Capitalized terms used but not defined herein shall have the meanings set forth in the related Custodial Agreement. As used in this Agreement, the following terms shall have the following meanings:

            "Act of Insolvency": With respect to Sellers, (i) the filing of a petition, commencing, or authorizing the commencement of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation or similar law relating to the protection of creditors, or suffering any such petition or proceeding to be commenced by another; (ii) seeking the appointment of a receiver, trustee, custodian or similar official for either Seller or an Affiliate or any substantial part of the property of either, (iii) the appointment of a receiver, conservator, or manager for either Seller or an Affiliate by any governmental agency or authority having the jurisdiction to do so; (iv) the making or offering by either Seller or an Affiliate of a concession with its creditors or a general assignment for the benefit of creditors, (v) the admission by either Seller or an Affiliate of either Seller's or such Affiliate's inability to pay its debts or discharge its obligations as they become due or mature; or (vi) any governmental authority or agency or any person, agency or entity acting or purporting to act under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the property of either Seller or of any of its Affiliates, or shall have taken any action to displace the management of either Seller or of any of its Affiliates or to curtail its authority in the conduct of the business of either Seller or of any of its Affiliates.

            "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting equity, by contract or otherwise.

            "Agency Guide": The FHLMC Guide, the FNMA Guide or the GNMA Guide, as applicable.

            "Agency Program": The FHLMC Program, the FNMA Program or the GNMA Program, as applicable.

            "Applicable Agency": GNMA, FNMA or FHLMC, as applicable.

            "Appraised Value": With respect to any Mortgaged Property, the value thereof set forth in an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of FNMA and FHLMC and which appraisal has been made in accordance with and satisfies the provisions of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

            "Assignee": As defined in Section 7.

            "Business Day": Any day other than (a) a Saturday, Sunday or other day on which banks located in The City of New York, New York are authorized or obligated by law or executive order to be closed or (b) any day on which Purchaser or the Custodians are authorized or obligated by law or executive order to be closed.

            "Cash Window Transaction": A transaction initiated by the related Seller's delivery of a Request for Certification which identifies an Agency as the Takeout Investor.

            "Collateral": As defined in Section 8(c).

            "Commitment Amount": The aggregate outstanding principal amount of Mortgage Loans to be purchased pursuant to a Takeout Commitment. If the Commitment Amount is expressed as a fixed amount plus or minus a percentage in the related Takeout Confirmation, then the amount required to be delivered by the related Seller shall be the minimum amount of such range and the amount required to be purchased by Takeout Investor shall be the maximum amount of such range.

            "Commitment Date": The date set forth in a Takeout Confirmation as the commitment date.

            "Commitment Guidelines": The guidelines, if any, issued by Takeout Investor regarding the issuance of Takeout Commitments, as amended from time to time by Takeout Investor.

            "Commitment Number": With respect to a Takeout Commitment, the number identified on the Takeout Confirmation as the commitment number.

            "Completion Fee": With respect to each Mortgage Loan Pool, an amount equal to the Discount plus the Net Carry Adjustment, less any reduction pursuant to Section 4(c), which amount shall be payable to the related Seller by Purchaser as compensation to the related Seller for its services hereunder in connection with the purchase of a Mortgage Loan Pool.

            "Conduit": The list of investors attached hereto as Exhibit K, which may be modified from time to time by Purchaser in its sole discretion and which list shall be delivered to the Sellers promptly after each such modification.

            "Conduit Transactions": A transaction initiated by the related Seller's delivery of a Request for Certification which identifies a Conduit as the Takeout Investor.

            "Confirmation": A written confirmation of Purchaser's intent to purchase a Mortgage Loan Pool, which written confirmation shall be delivered to the related Seller substantially in the form attached hereto as Exhibit F.

            "Credit File": All Mortgage Loan papers and documents required to be maintained pursuant to the Sale Agreement, and all other papers and records of whatever kind or description whether developed or originated by Sellers or others, required to document or service the Mortgage Loan; provided, however, that such Mortgage Loan papers, documents and records shall not include any Mortgage Loan papers, documents or records which are contained in the Custodial File.

            "Cure Date": With respect to a Mortgage Loan, the date occurring 15 Business Days after the expiration of the Takeout Commitment.

            "Custodial Account": As defined in Section 5(b).

            "Custodial Agreements": The custodial agreement, dated as of January 1, 2004, among Sellers, Purchaser and Residential Funding Corporation and the custodial agreement, dated as of January 1, 2004, among Sellers, Purchaser and Deutsche Bank National Trust Company.

            "Custodial File": With respect to each Mortgage Loan, the documents that are required to be delivered to the related Custodian pursuant to the related Custodial Agreement.

            "Custodian": The Custodian whose name is set forth on the cover page of the related Custodial Agreement and its permitted successors thereunder.

            "Cut-off Date": With respect to a Mortgage Loan, the last day of a month on which the Settlement Date can occur if accrued interest for such month is to be collected by Takeout Investor.

            "Defective Mortgage Loan": With respect to any Mortgage Loan, either
(i) the Document File does not contain a document required to be contained therein, (ii) a document within a Document File is, in the reasonable judgment of Purchaser or Takeout Investor, defective or inaccurate in any material respect, as determined upon evaluation of the Document File against the requirements of the Sale Agreement,(iii) a document in the Document File is not legal, valid and binding, or (iv) as to such Mortgage Loan, one of the representations and warranties in Section 9 hereof has been breached and such breach materially and adversely affects the value of such Mortgage Loan or Purchaser's interest in such Mortgage Loan.

            "Discount": With respect to Mortgage Loan Pool sold by the related Seller to Purchaser, the amount set forth on the related Confirmation as the Discount.

            "Document File": The Credit File and the Custodial File.

            "Due Date": The day of the month on which the Monthly Payment is due on a Mortgage Loan.

            "Electronic Agent": Shall have the meaning assigned to such term in
Section 2 of the Electronic Tracking Agreement.

            "Electronic Tracking Agreement": The Electronic Tracking Agreement, dated as of the date hereof, among the Purchaser, the Sellers, the Electronic Agent and MERS, as the same shall be amended, supplemented or otherwise modified from time to time in accordance with its terms.

            "Exhibit B-1 Letter": As defined in Section 2(a).

            "Exhibit C-1 Letter": As defined in Section 2(a).

            "Expiration Date": With respect to any Takeout Commitment, the expiration date thereof.

            "FDIC": Federal Deposit Insurance Corporation or any successor thereto.

            "FHLMC": Freddie Mac or any successor thereto.

            "FNMA": Fannie Mae or any successor thereto.

            "GAAP": Generally accepted accounting principles as in effect from time to time in the United States of America.

            "GNMA": Government National Mortgage Association or any successor thereto.

            "HUD": United States Department of Housing and Urban Development or any successor thereto.

            "Indebtedness" shall mean, for any Person: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP; (f) obligations of such Person under repurchase agreements or like arrangements; (g) Indebtedness of others guaranteed by such Person; (h) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; (i) Indebtedness of general partnerships of which such Person is a general partner; and (j) any other indebtedness of such Person by a note, bond, debenture or similar instrument.

            "Losses": Any and all actual losses, claims, damages, liabilities or expenses (including lost interest and reasonable attorney's fees) incurred by any Person specified.

            "MERS": Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto.

            "MERS Mortgage Loan": Any Mortgage Loan as to which the related Mortgage or assignment of Mortgage has been recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note and which is identified as a MERS Mortgage Loan on the related schedule attached to the related Participation Certificate.

            "MERS System": The system of recording transfers of Mortgages electronically maintained by MERS.

            "MIN": The mortgage identification number of Mortgage Loans registered with MERS on the MERS System.

            "Monthly Payment": The scheduled monthly payment of principal and interest on a Mortgage Loan.

            "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple in real property securing a Mortgage Note.

            "Mortgage Interest Rate": The annual rate of interest borne on a Mortgage Note.

            "Mortgage Loan": A mortgage loan which is subject to this Agreement, and which satisfies the requirements of the Sale Agreement as the same may be modified from time to time.

            "Mortgage Loan Pool": A group of Mortgage Loans purchased by Purchaser hereunder and subject to a single Confirmation.

            "Mortgage Loan Schedule": The schedule of Mortgage Loans, attached hereto as Exhibit L, delivered to Purchaser by the related Seller on each Purchase Date in a form, and containing information, acceptable to Purchaser.

            "Mortgage Note": The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

            "Mortgaged Property": The property subject to the lien of the Mortgage securing a Mortgage Note.

            "Mortgagor": The obligor on a Mortgage Note.

            "NCUA": National Credit Union Administration, or any successor thereto.

            "Net Carry Adjustment": As defined in Section 4(b).

            "Net Worth" shall mean, with respect to any Person, the excess of total assets of such Person, over total liabilities of such Person, determined in accordance with GAAP.

            "Notice of Rejection of Trade Assignment": With respect to any Mortgage Loan that Purchaser elects not to purchase, a notification by Purchaser to Takeout Investor in the form of Exhibit G.

            "OTS": Office of Thrift Supervision or any successor thereto.

            "Parent Company": A corporation or other entity owning at least 50% of the outstanding shares of voting stock of either Seller.

            "Pass-Through Rate": With respect to each Mortgage Loan Pool purchased by Purchaser hereunder, the rate at which interest from the Mortgage is passed through to Purchaser which initially shall be the rate of interest specified in the related Confirmation as the Pass-Through Rate, subject to adjustment in the manner agreed to by Purchaser and the related Seller.

            "Person": Any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).

            "Price Adjustment": With respect to a Takeout Commitment, the incremental percentage by which the Trade Price is adjusted by applying the appropriate formula set forth in a Price Adjustment summary sheet delivered by Purchaser to the related Seller which Price Adjustment summary sheet may be amended from time to time by Purchaser's delivery to the related Seller of a new Price Adjustment summary sheet.

            "Purchase Date": With respect to any Mortgage Loan Pool purchased by Purchaser hereunder, the date of payment thereof by Purchaser to the related Seller of the Purchase Price.

            "Purchase Price": With respect to each Mortgage Loan Pool purchased by Purchaser hereunder, an amount equal to the Trade Principal less an amount equal to the product of the Trade Principal multiplied by the Discount.

            "Purchaser": Greenwich Capital Financial Products, Inc. and its successors in interest, including, but not limited to, a party to whom a Trust Receipt is assigned as provided hereunder and in the related Custodial Agreement.

            "Purchaser's Wire Instructions": The wire instructions set forth in a letter in the form of Exhibit E.

            "Sale Agreement": The agreement providing for the purchase by Takeout Investor of Mortgage Loans from the related Seller.

            "SEC": The Securities and Exchange Commission or any successor thereto.

            "Sellers": The Sellers whose names are set forth on the cover page hereof and their permitted successors hereunder.

            "Seller's Wire Instructions": The wire instructions set forth in a letter in the form of Exhibit C-2.

            "Settlement Date": With respect to any Mortgage Loan, the date of payment thereof by Takeout Investor to Purchaser of the Takeout Proceeds.

            "Settlement Modification Letter": A letter in the form of Exhibit H.

            "Security": A GNMA Security, a FNMA Security or a FHLMC Security.

            "Successor Servicer": An entity designated by Purchaser, with notice provided in conformity with Section 17, to replace the related Seller as issuer and servicer, mortgagee or the seller/servicer of the Mortgage Loans evidenced by a Trust Receipt.

            "Takeout Commitment": A commitment of the related Seller to sell one or more Mortgage Loans to Takeout Investor and of Takeout Investor to purchase one or more Mortgage Loans from the related Seller.

            "Takeout Confirmation": The written notification to the related Seller from Takeout Investor containing all of the relevant details of the Takeout Commitment, which notification may take the form of a trade confirmation.

            "Takeout Investor": An Agency or a Conduit, as applicable.

            "Takeout Proceeds": With respect to any Mortgage Loan Pool, the related Trade Principal plus accrued interest as calculated in accordance with
Section 4(c), as amended by any related Settlement Modification Letter accepted by Purchaser.

            "Tangible Net Worth" shall mean, with respect to any Person, as of any date of determination, the consolidated Net Worth of such Person and its subsidiaries, less the consolidated net book value of all assets of such Person and its subsidiaries (to the extent reflected as an asset in the balance sheet of such Person or any subsidiary at such date) which will be treated as intangibles under GAAP, including, without limitation, such items as deferred financing expenses, net leasehold improvements, good will, trademarks, trade names, service marks, copyrights, patents, licenses and unamortized debt discount and expense.

            "Third Party Underwriter": Any third party, including but not limited to a mortgage loan pool insurer, who underwrites the Mortgage Loan(s) prior to the purchase by Purchaser of the related Mortgage Loan Pool.

            "Third Party Underwriter's Certificate": A certificate issued by a Third Party Underwriter with respect to a Mortgage Loan, certifying that such Mortgage Loan complies with its underwriting requirements.

            "Total Indebtedness" shall mean with respect to any Person, for any period, the aggregate Indebtedness of such Person and its subsidiaries during such period, less the amount of any nonspecific consolidated balance sheet reserves maintained in accordance with GAAP.

            "Trade Assignment": The assignment by the related Seller to Purchaser of the related Seller's rights under a specific Takeout Commitment, in the form of Exhibit D-1, or of the related Seller's rights under all Takeout Commitments, in the form of Exhibit D-2.

            "Trade Price": The trade price set forth on a Takeout Commitment less any applicable Price Adjustment.

            "Trade Principal": With respect to any Mortgage Loan Pool, the aggregate outstanding principal balance of such Mortgage Loan multiplied by a percentage equal to the Trade Price.

            "Trust Receipt": A trust receipt issued by the related Custodian evidencing the Mortgage Loan Pool it holds, in the form attached hereto as Exhibit A, and delivered to Purchaser by such Custodian in accordance with
Section 2 hereof.

            "Warehouse Lender": Any lender providing financing to the related Seller for the purpose of originating or purchasing Mortgage Loans which prior to the Purchase Date has a security interest in such Mortgage Loans as collateral for the obligations of the related Seller to such lender.

            "Warehouse Lender's Wire Instructions": The wire instructions set forth in a letter in the form of Exhibit B-2.

            Section 2. Procedures for Purchases of Mortgage Loans.

            (a) Purchaser may, in its sole discretion, from time to time, purchase one or more Mortgage Loan Pools from Sellers. Prior to Purchaser's actual purchase of any Mortgage Loan Pool, Purchaser shall have received from the related Custodian (i) by facsimile, a Notice of Intent to Issue Trust Receipt, (ii) by facsimile, the Trust Receipt covering all Mortgage Loans (including the Mortgage Loan Pool being purchased) relating to Cash Window Transactions or Conduit Transactions, as applicable, fully completed and authenticated by the related Custodian, with the original Trust Receipt sent by overnight mail to arrive on the Business Day after the day it is sent by facsimile, (iii) a copy of the Takeout Confirmation related to the Mortgage Loan(s) in such Mortgage Loan Pool, together with a Trade Assignment in the form of Exhibit D-1 or Exhibit D-2, executed by the related Seller and Takeout Investor and (iv) an original letter in the form of Exhibit B-1 (an "Exhibit B-1 Letter") from the applicable Warehouse Lender (if any), or an original letter in the form of Exhibit C-1 (an "Exhibit C-1 Letter") in the event that there is no Warehouse Lender.

            (b) Simultaneously with the payment by Purchaser of the Purchase Price, in accordance with the Warehouse Lender's Wire Instructions or the related Seller's Wire Instructions, as applicable, with respect to a Mortgage Loan Pool, the related Seller hereby conveys to Purchaser all of the related Seller's right, title and interest in and to the related Mortgage Loan(s) free and clear of any lien, claim or encumbrance. Notwithstanding the satisfaction by the related Seller of the conditions specified in this Section 2, Purchaser is not obligated to purchase any Mortgage Loans offered to it hereunder.

            (c) If Purchaser elects to purchase any Mortgage Loan Pool, Purchaser shall pay the amount of the Purchase Price for such Mortgage Loan Pool by wire transfer of immediately available funds in accordance with the Warehouse Lender's Wire Instructions or if there is no Warehouse Lender, the related Seller's Wire Instructions. Upon such payment and not otherwise, Purchaser shall be deemed to have accepted the related Trade Assignment. Sellers shall not offer for sale to Purchaser any Mortgage Loan as to which the Expiration Date of the related Takeout Commitment is two (2) Business Days or less following the Purchase Date.

            (d) In the event that Purchaser rejects a Mortgage Loan for purchase for any reason and/or does not transmit the applicable Purchase Price, (i) the Trust Receipt delivered by the related Custodian to Purchaser in anticipation of such purchase shall automatically be null and void and the previously existing Trust Receipt for that type of transaction shall be in full force and effect,
(ii) Purchaser shall not consummate the transactions contemplated in the applicable Takeout Confirmation and shall promptly deliver to Takeout Investor (with a copy to the related Seller and the related Custodian) a Notice of Rejection of Trade Assignment, provided, however, that failure of Purchaser to give such notice shall not affect the rejection by Purchaser of the Trade Assignment, and (iii) if Purchaser shall nevertheless receive any portion of the related

Takeout Proceeds, Purchaser shall promptly pay such Takeout Proceeds to the related Seller in accordance with the related Seller's Wire Instructions.

            (e) The terms and conditions of the purchase of each Mortgage Loan Pool shall be as set forth in this Agreement.

            Section 3. Sale of Mortgage Loans to Takeout Investor.

            (a) With respect to Mortgage Loan(s) that Purchaser has elected to purchase, Purchaser may, at its option, either (i) instruct the related Custodian to deliver to Takeout Investor, in accordance with Takeout Investor's instructions, the Custodial File in respect of such Mortgage Loans, in the manner and at the time set forth in the related Custodial Agreement, or (ii) provide for the delivery of the Custodial File through an escrow arrangement satisfactory to Purchaser and Takeout Investor. The related Seller shall, within ten (10) Business Days following the Purchase Date, but in no event later than two (2) Business Days prior to the related Expiration Date, deliver to Takeout Investor the related Credit File and thereafter any and all additional documents reasonably requested by Takeout Investor to enable Takeout Investor to purchase such Mortgage Loan(s) on or before the related Expiration Date.

            (b) Except when Purchaser has accepted a Settlement Modification Letter, unless the Takeout Proceeds are received by Purchaser (in immediately available funds in accordance with Purchaser's Wire Instructions) with respect to the Mortgage Loans in a Mortgage Pool, on or before the related Cure Date, the Completion Fee relating to such Mortgage Pool shall not be payable until the earlier to occur of (1) the date of receipt by Purchaser of the Takeout Proceeds and, (2) the satisfaction by the related Seller of its obligations pursuant to the exercise by Purchaser of any remedial election authorized by this Section 3. Upon receipt by Purchaser, prior to the Cure Date, of a Settlement Modification Letter, duly executed by Takeout Investor and the related Seller, Purchaser may, at its election, agree to the postponement of the Settlement Date and such other matters as are set forth in the Settlement Modification Letter. If Purchaser elects to accept a Settlement Modification Letter, Purchaser shall, not later than two (2) Business Days after receipt of such Settlement Modification Letter execute the Settlement Modification Letter and send, via facsimile, copies of such fully executed Settlement Modification Letter to the related Seller and Takeout Investor. Upon execution by Purchaser of a Settlement Modification Letter, Purchaser shall recalculate the amount of the Completion Fee, if any, due to the related Seller using the new terms included in the Settlement Modification Letter and shall pay to the related Seller, not later than two (2) Business Days after Takeout Investor's purchase of the related Mortgage Loans pursuant to such Settlement Modification Letter, the amount of such recalculated Completion Fee.

            (c)(1) If a breach by Sellers of this Agreement results in any Mortgage Loan being a Defective Mortgage Loan at the time of the delivery of the related Trust Receipt to Purchaser and in Purchaser's sole judgment the defects in such Mortgage Loan will not be cured (or in fact are not cured) by the related Seller prior to the Cure Date, or in the event that the first Monthly Payment due on the Mortgage Loan following the Purchase Date is not made within 30 days of its Due Date, Purchaser, at its election, may require that the related Seller, upon receipt of notice from Purchaser of its exercise of such right, either (i) repurchase Purchaser's ownership interest in such Mortgage Loan by remitting to Purchaser within one (1) Business Day thereafter (in immediately available funds in accordance with Purchaser's Wire Instructions) the amount paid by Purchaser for such Mortgage Loan plus interest at the Pass-Through Rate on the principal amount thereof from the date of Purchaser's purchase of the related Mortgage Loan Pool to the date of such repurchase or
(ii) deliver to the related Custodian a Mortgage Loan in exchange for such Mortgage Loan, which newly delivered Mortgage Loan shall be in all respects acceptable to Purchaser in Purchaser's reasonable discretion. If the aggregate principal balance of all Mortgage Loan(s) that are accepted by Purchaser pursuant to clause (ii) of the immediately preceding sentence is less than the aggregate principal balance of all Mortgage Loan(s) that are being replaced by such Mortgage Loan(s), the related Seller shall remit with such Mortgage Loan to Purchaser an amount equal to the difference between the aggregate principal balance of the new Mortgage Loan(s) accepted by Purchaser and the aggregate principal balance of the Mortgage Loan(s) being replaced thereby.

            (c)(2) The related Seller's rights and obligations to interim service each Mortgage Loan as provided in this Agreement, shall terminate on the earlier of the related Settlement Date or the date which is thirty days following the related Purchase Date; provided that, Purchaser may in its sole discretion extend such 30 day interim servicing period by one or more additional 30 day periods by providing written notice to the related Seller prior to the termination of such interim servicing period. If an Act of Insolvency or any material default hereunder by either Seller occurs at any time, the Sellers' rights and obligations to service the Mortgage Loan(s), as provided in this Agreement, shall terminate immediately, without any notice or action by Purchaser. Upon any such termination, Purchaser is hereby authorized and empowered to sell and transfer such rights to service the Mortgage Loan(s) for such price and on such terms and conditions as Purchaser shall reasonably determine, and Sellers shall have no right to attempt to sell or transfer such rights to service. The related Seller shall perform all acts and take all actions so that the Mortgage Loan(s) and all files and documents relating to such Mortgage Loan(s) held by the related Seller, together with all escrow amounts relating to such Mortgage Loan(s), are delivered to Successor Servicer. To the extent that the approval of any Third Party Underwriter or any other insurer or guarantor is required for any such sale or transfer, the related Seller shall fully cooperate with Purchaser to obtain such approval. All amounts paid by any purchaser of such rights to service the Mortgage Loan(s) shall be the property of Purchaser. Upon exercise by Purchaser of its remedies under this
Section 3(c)(2), Purchaser's obligation to pay and the related Seller's right to receive any portion of the Completion Fee relating to such Mortgage Loan(s) shall automatically be canceled and become null and void, provided that such cancellation shall in no way relieve the related Seller or otherwise affect the obligation of the related Seller to indemnify and hold Purchaser harmless as specified in Section 3(e).

            (d) Each Mortgage Loan delivered to Purchaser hereunder shall be delivered on a servicing released basis free of any servicing rights in favor of the related Seller and free of any title, interest, lien, encumbrance or claim of any kind of the related Seller and Sellers hereby waives their right to assert any interest, lien, encumbrance or claim of any kind. Upon transfer of such servicing rights to any Successor Servicer, the related Seller shall deliver or cause to be delivered all files and documents relating to each Mortgage Loan held by the related Seller to Successor Servicer. The related Seller shall promptly take such actions and furnish to Purchaser such documents that Purchaser deems reasonably necessary or reasonably appropriate to enable Purchaser to cure any defect in each such Mortgage Loan or to enforce such Mortgage Loans, as appropriate.

            (e) In the event that a Mortgage Loan or Mortgage Pool is not purchased by a Takeout Investor on or before the Cure Date, upon not less than five (5) days notice from Purchaser to the related Seller, the related Seller shall use commercially reasonable efforts to obtain a Commitment from another Takeout Investor to purchase such Mortgage Loan or Mortgage Pool.

            (f) Sellers agree to indemnify and hold Purchaser and its assigns harmless from and against all Losses resulting from or relating to any breach or failure to perform by Sellers of any representation, warranty, covenant, term or condition made or to be performed by Sellers under this Agreement.

            (g) No exercise by Purchaser of its rights under this Section 3 shall relieve Sellers of responsibility or liability for any breach of this Agreement; but in no event shall Sellers be deemed to have waived any defense to any claim made by Purchaser against Sellers

            (h) In addition to any rights and remedies of Purchaser provided by this Agreement and by law, Purchaser shall have the right, without prior notice to the Sellers, any such notice being expressly waived by Sellers to the extent permitted by applicable law, upon any amount becoming due and payable by Sellers hereunder to set-off and appropriate and apply against such amount any and all Property and deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by Purchaser or any Affiliate thereof to or for the credit or the account of the Sellers (including, without limitation, the amount of any accrued and unpaid Completion Fees). Purchaser may also set-off cash and all other sums or obligations owed by Purchaser or its Affiliates to the Sellers (whether under this Agreement or under any other agreement between the parties or between the Sellers and any Affiliate of Purchaser) against all of the Sellers' obligations to Purchaser or its Affiliates (whether under this Agreement or under any other agreement between the parties or between the Sellers and any Affiliate of Purchaser), whether or not such obligations are then due. The exercise of any such right of set-off shall be without prejudice to Purchaser's or its Affiliate's right to recover any deficiency.

            (i) Sellers agree that, with respect to any Mortgage Loan Pool purchased by Purchaser, the related Takeout Commitment shall have an Expiration Date which is not later than 45 calendar days after the related Purchase Date. Sellers further agree that any additional Takeout Commitment that they obtain with respect to such Mortgage Loan Pool if the initial Takeout Investor does not perform under such Takeout Commitment shall have an Expiration Date which is not later than 60 calendar days after the related Purchase Date. Seller have not and will not take any action, or fail to act where action is required, the result of which would be to impair any Trade Assignment.

            (j) Sellers shall notify and provide Purchaser with copies of any changes made to the Sale Agreement or any other correspondent agreements between Sellers and any Takeout Investor within 2 Business Days of such change.

            Section 4. Completion Fee.

            (a) With respect to each Mortgage Loan Pool that Purchaser elects to purchase hereunder, Purchaser shall pay to the related Seller a Completion Fee subject to the terms of this Agreement. The Completion Fee shall be payable by Purchaser as provided in subsection (d) below.

            (b) For purposes of calculating that portion of the Completion Fee composed of the "Net Carry Adjustment", the Net Carry Adjustment shall be an amount (which may be a negative number) equal to (A) the product obtained by multiplying the number of days in the period beginning on the Purchase Date to but not including the Settlement Date and the difference between (i) the product of the rate of interest to be borne by the related Mortgage Loans in the Mortgage Pool and the aggregate principal amount of such Mortgage Loans and (ii) the daily application of the applicable Pass-Through Rate to the Purchase Price; divided by (B) 360.

            (c) If a Mortgage Loan Pool is purchased by Purchaser in the month prior to the month in which the related Settlement Date occurs, (A) all interest which accrues on the related Mortgage Loans, on and after the Purchase Date, through the last day of any month prior to the month in which such Settlement Date occurs, shall be paid to Purchaser by the related Seller, as interim servicer, on a monthly basis on the earlier of (i) the second Business Day of the month following the month such interest accrued or (ii) related Settlement Date and
(B) all interest which accrues on the Mortgage Loans in such Mortgage Loan Pool on and after the first day of the month in which such Settlement Date occurs, through the day immediately prior to such Settlement Date, will be paid to Purchaser by Takeout Investor on such Settlement Date unless such Settlement Date occurs after the Cut-off Date of such month in which event the related Seller, as interim servicer, shall pay such amount to Purchaser on such Settlement Date. If a Mortgage Loan Pool is purchased by Purchaser in the same month in which the related Settlement Date occurs, (A) all interest, if any, which accrues on such Mortgage Loan(s) from the first day of such month to but not including the related Purchase Date shall be paid by Purchaser to the related Seller on such Settlement Date, and (B) all interest which accrues on such Mortgage Loan(s), on and after the Purchase Date to but not including the Settlement Date will be paid to Purchaser by Takeout Investor on the Settlement Date unless such Settlement Date occurs after the Cut-off Date or in a month in which interest has been prepaid by the Mortgagor in either of which events the related Seller, as interim servicer, shall pay such amount to Purchaser on such Settlement Date. For purposes of this paragraph all interest payments shall be deemed to accrue at the applicable rate set forth in the related Takeout Commitment.

            (d) The Completion Fee relating to each Mortgage Loan Pool is payable on the date of receipt by Purchaser of the Trade Price, provided that to the extent such Trade Price is not received on or before the Cure Date, the Purchaser shall have no obligation to pay the Completion Fee.

            Section 5. Servicing of the Mortgage Loans.

            (a) Upon payment of the Purchase Price, Purchaser shall own all source files, documents, agreements and papers related to servicing the Mortgage Loans and shall own all derivative information created by the related Seller or other third party used or useful in servicing the Mortgage Loans. The related Seller shall interim service and administer the Mortgage Loan(s) on behalf of Purchaser in accordance with prudent mortgage loan servicing standards and procedures generally accepted by prudent lenders in the mortgage banking industry and in accordance with the requirements of Takeout Investor, provided that the related Seller shall at all times comply with applicable law and the terms of the related Mortgage Loan Documents, and the requirements of any applicable insurer or guarantor including, without limitation, any Third Party Underwriter, so that the insurance in respect of any Mortgage Loan is not voided or reduced. The related Seller shall at all times maintain accurate and complete records of its interim servicing of each Mortgage Loan, and Purchaser may, at any time during the related Seller's business hours on reasonable advance notice, examine and make copies of such records. At the request and in accordance with the directions of Purchaser, the related Seller shall deliver to Purchaser copies of any Credit Files within 3 Business Days of such request by Purchaser. In addition, upon not less than 2 Business Days advance notice to the related Seller, Purchaser shall have the right to perform a due diligence review of the related Seller, including the related Seller's servicing capabilities.

            If a Mortgage Loan is not purchased by Takeout Investor on or before the Cure Date, the related Seller shall at Purchaser's written request deliver to Purchaser monthly reports regarding the status of such Mortgage Loan, which reports shall include, but shall not be limited to, a description of each Mortgage Loan in default for more than thirty (30) days, and such other circumstances with respect to any Mortgage Loan (whether or not such Mortgage Loan is included in the foregoing list) that could materially adversely affect any such Mortgage Loan, Purchaser's ownership of any such Mortgage Loan or the collateral securing any such Mortgage Loan. The related Seller shall deliver such a report to Purchaser every thirty (30) days until

(i) the purchase by Takeout Investor of such Mortgage Loan pursuant to the related Takeout Commitment or (ii) the exercise by Purchaser of any remedial election pursuant to Section 3.

            (b) Each Seller shall establish and maintain a separate custodial account (the "Custodial Account") entitled "[Name of the related Seller], in trust for Greenwich Capital Financial Products, Inc. and its assignees under the Mortgage Loan Purchase and Sale Agreement dated [the date of this Agreement]" and shall promptly deposit into such account in the form received with any necessary endorsements all collections received in respect of each Mortgage Loan that are payable to Purchaser as the owner of each such Mortgage Loan pursuant to this Agreement.

            (c) Amounts deposited in the Custodial Account with respect to any Mortgage Loan shall be held in trust for Purchaser as the owner of such Mortgage Loan and shall be released only as follows:

                  (1) Except as otherwise provided in Section 5(c)(2), following receipt by Purchaser or its designee of the Takeout Proceeds for such Mortgage Loan from Takeout Investor, amounts deposited in the Custodial Account related to such Mortgage Loan not otherwise subject to setoff as provided hereunder shall be released to the related Seller. The amounts paid to the related Seller (if any) pursuant to this Section 5(c)(1) shall constitute the related Seller's sole compensation for interim servicing the Mortgage Loans as provided in this Section 5.

                  (2) If Successor Servicer takes delivery of such Mortgage Loan
            (either under the circumstances set forth in Section 3 or otherwise), all amounts deposited in the Custodial Account shall be paid to Purchaser promptly upon such delivery.

                  (3) If a Mortgage Loan is not purchased by Takeout Investor on or before the Cure Date, during the period thereafter that the related Seller remains as interim servicer, all amounts deposited in the Custodial Account shall be released only in accordance with Purchaser's written instructions.

            Section 6. Trade Assignments. The related Seller hereby assigns to Purchaser, free of any security interest, lien, claim or encumbrance of any kind, the related Seller's rights, under each Takeout Commitment as to which Takeout Investor has consented to assignment, to deliver the Mortgage Loan(s) specified therein to the related Takeout Investor and to receive the Takeout Proceeds therefor from such Takeout Investor. Purchaser shall not be deemed to have accepted any Trade Assignment unless and until it purchases the related Mortgage Loans, and nothing set forth herein shall be deemed to impair Purchaser's right to reject any Mortgage Loan for any reason, in its sole discretion.

            Section 7. Transfers of Beneficial Interest in Mortgage Loans by Purchaser. Purchaser may, in its sole discretion, assign all of its right, title and interest in or grant a security interest in any Mortgage Loan purchased by Purchaser hereunder and all rights of Purchaser under this Agreement and the Custodial Agreements, in respect of such Mortgage Loan to a third party (each, an "Assignee"). It is anticipated that such assignment to an Assignee will be made by Purchaser, and Sellers hereby irrevocably consent to such assignment. No notice of such assignment shall be given by Purchaser to the related Seller or Takeout Investor. Assignment by Purchaser of the Mortgage Loans as provided in this Section 7 shall not release Purchaser from its obligations otherwise under this Agreement. Without limitation of the foregoing, an assignment of the Mortgage Loans to an Assignee, as described in this Section 7, shall be effective upon delivery to the Assignee of a duly executed and authenticated Trust Receipt.

            Section 8. Record Title to Mortgage Loans; Intent of Parties; Security Interest.

            (a) From and after the issuance and delivery of the related Trust Receipt, and subject to the remedies of Purchaser in Section 3, the related Seller may remain the last named payee or endorsee of each Mortgage Note and (except with respect to any MERS Mortgage Loan) the mortgagee or assignee of record of each Mortgage in trust for the benefit of Purchaser, for the sole purpose of facilitating the servicing of such Mortgage Loan. Notwithstanding the foregoing, beneficial ownership of each Mortgage and the related Mortgage Note shall be vested solely in Purchaser or the appropriate designee of Purchaser, as the case may be. All rights arising out of the Mortgage Loans including, but not limited to, all funds received by the related Seller after the related Purchase Date on or in connection with a Mortgage Loan shall be vested in Purchaser or one or more designees of Purchaser.

            (b) Sellers shall maintain a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership interest in each Mortgage Loan of the holder of the related Trust Receipt. Upon the written request of Purchaser, the related Seller shall prepare and deliver to MERS an assignment of Mortgage from MERS to Purchaser or its designee. The related Seller shall cause such assignment of Mortgage to be recorded in the public land records upon written request of Purchaser. At any time during the term of this Agreement, Purchaser or the Takeout Investor, as the case may be, may direct the related Seller to cause any MERS Mortgage Loan to be deactivated from the MERS system. In connection with such deactivation, the related Seller shall notify MERS and prepare an assignment of Mortgage from MERS to Purchaser or its designee. In the event that Purchaser specifies that any such assignment be made to the related Seller, such assignment shall be for the sole purpose of facilitating the servicing of such Mortgage Loan and the related Seller shall also prepare an assignment of Mortgage in recordable form from the related Seller to Purchaser or its designee and deliver such unrecorded assignment of Mortgage to the related Custodian pursuant to the terms and conditions of the related Custodial Agreement.

            (c) Purchaser and Sellers confirm that the transactions contemplated herein are intended to be sales of the Mortgage Loans by Sellers to Purchaser rather than borrowings secured by the Mortgage Loans. In the event, for any reason, any transaction is construed by any court or regulatory authority as a borrowing rather than as a sale, the Sellers and Purchaser intend that Purchaser or its Assignee, as the case may be, shall have a perfected first priority security interest in the Mortgage Loans, the servicing rights appurtenant to the Mortgage Loans, the Custodial Account, and all proceeds thereof, the Takeout Commitments and the proceeds of any and all of the foregoing (collectively, the "Collateral"), free and clear of adverse claims. In such case, the related Seller shall be deemed to have hereby granted to Purchaser or Assignee, as the case may be, a first priority security interest in and lien upon the Collateral, free and clear of adverse claims. In such event, this Agreement shall constitute a security agreement, the related Custodian shall be deemed to be an independent custodian for purposes of perfection of the security interest granted to Purchaser or Assignee, as the case may be, and Purchaser or Assignee, as the case may be, shall have all of the rights of a secured party under applicable law.

            Section 9. Representations and Warranties.

            (a) Sellers hereby represent and warrant to Purchaser as of the date hereof and as of the date of each issuance and delivery of a Trust Receipt that:

                  (i) Each Seller is duly organized, validly existing and in good standing under the laws of the state of its organization and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in the state where the Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by each Seller. Each Seller has all requisite power and authority (including, if applicable, corporate power) to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by each Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement, the Custodial Agreements and every other document executed by each Seller pursuant to this Agreement evidences the valid, binding and enforceable obligation of each Seller, except as the enforcement thereof may be limited by applicable receivership, conservatorship ro similar debtor relief laws and except for certain equitable remedies that my not be available regardless of whether enforcement is sought in equity or law; and all requisite action (including, if applicable, corporate action) has been taken by each Seller to make this Agreement valid and binding upon each Seller in accordance with its terms;

                  (ii) No approval of the transactions contemplated by this
            Agreement from the OTS, the NCUA, the FDIC or any similar federal or state regulatory authority having jurisdiction over each Seller is required, or if required, such approval has been obtained. There are no actions or proceedings pending or affecting each Seller which would adversely and materially affect its ability to perform hereunder. The transfers, assignments and conveyances provided for herein are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

                  (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of each Seller and will not result in the breach of any term or provision of the charter or by-laws of each Seller or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which each Seller or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which each Seller or its property is subject;

                  (iv) No consents or approvals are required to be obtained by each Seller or its Parent Company, if any, for the execution, delivery and performance of this Agreement or the Custodial Agreements by each Seller;

                  (v) Each Seller has not sold, assigned, transferred, pledged or hypothecated any interest in any Mortgage Loan sold hereunder to any person other than Purchaser, and upon delivery of a related Trust Receipt to Purchaser, Purchaser will be the sole owner thereof, free and clear of any lien, claim or encumbrance;

                  (vi) Neither this Agreement nor any information relating to
            Sellers that Sellers have delivered or caused to be delivered to Purchaser, including, but not limited to, this Agreement, the Custodial Agreements or Sellers' financial statements, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made therein or herein in light of the circumstances under which they were made, not misleading. Since the furnishing of such documents or information, there has been no change, nor any development or event involving a prospective change that would render any of such documents or information untrue or misleading in any material respect;

                  (vii) There is no pending or to the knowledge of Sellers,
            threatened action, suit, proceeding, inquiry or investigation, at law or in equity or before or by any court, administrative body or other tribunal (A) that might reasonably prohibit each Seller entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement or (C) that might reasonably prohibit or materially and adversely affect the performance by each Seller of its obligations under, or validity or enforceability of, this Agreement; and

                  (viii) The Sellers' aggregate Tangible Net Worth is not less than $100,000,000.00. The ratio of the Sellers' aggregate Total Indebtedness to aggregate Tangible Net Worth is not greater than 13:1.

            (b) The related Seller hereby represents and warrants to Purchaser as of the date hereof, as of the date of delivery of each Mortgage Pool and as of each Purchase Date that each Custodian is an eligible custodian as determined by FNMA, FHLMC and GNMA, and is not an Affiliate of Sellers.

            (c) The related Seller hereby represents and warrants to Purchaser with respect to each Mortgage Loan as of each Purchase Date of the related Mortgage Loan that:

                  (i) The Mortgage Loan conforms in all respects to the
            requirements of this Agreement, the Sale Agreement, the Commitment Guidelines, MERS, if applicable, the Takeout Investor and the requirements of the related Third Party Underwriter's Certificate;

                  (ii) The related Seller is the sole owner and holder of the
            Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to this Agreement;

                  (iii) No servicing agreement has been entered into with
            respect to the Mortgage Loan, or any such servicing agreement has been terminated and there are no restrictions, contractual or governmental, which would impair the ability of Purchaser or Purchaser's designees from servicing the Mortgage Loan;

                  (iv) The Mortgage is a valid and subsisting first lien on the property therein described, as specified on the Mortgage Loan Schedule and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable. Any pledge account, security agreement, chattel mortgage or equivalent document related to, and delivered to Purchaser with the Mortgage, establishes in the related Seller a valid and subsisting lien on the property described and the priority provided therein, and the related Seller has full right to sell and assign the same to Purchaser;

                  (v) Neither the related Seller nor any prior holder of the
            Mortgage has modified the Mortgage in any material respect; satisfied, canceled or subordinated the Mortgage in whole or in part; released the Mortgaged Property in whole or in part from the lien of the

            Mortgage; or executed any instrument of release, cancellation, modification or satisfaction unless such release, cancellation, modification or satisfaction does not adversely affect the value of the Mortgage Loan and is contained in the related Document File;

                  (vi) The Mortgage Loan is not in default, and all Monthly
            Payments due prior to the Purchase Date and all applicable taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents due prior to the Purchase Date have been paid. Sellers have not advanced funds, or induced or solicited any advance of funds by a party other than the Mortgagor directly or indirectly, for the payment of any amount required by the Mortgage Loan. The collection practices used by the related Seller to service the Mortgage Loan have been in all respects legal, proper, prudent, and customary in the mortgage servicing business. With respect to escrow deposits and payments in those instances where such were required, there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made and no escrow deposits or payments or other charges or payments have been capitalized under any Mortgage or the related Mortgage Note;

                  (vii) There is no default, breach, violation or event of
            acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace of cure period, would constitute a default, breach, violation or event of acceleration; and Sellers have not waived any default, breach, violation or event of acceleration;

                  (viii) The Mortgage Loan is not subject to any right of
            rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                  (ix) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by the Mortgagor;

                  (x) The Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury, and the Mortgage Loan is not usurious;

                  (xi) Any and all requirements of any federal, state or local law including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with, and Sellers shall deliver to Purchaser upon written demand, evidence of compliance with all such requirements;

                  (xii) Either: (A) the related Seller and every other holder of the Mortgage, if any, were authorized to transact and do business in the jurisdiction in which the Mortgaged Property is located at all times when such party held the Mortgage; or (B) if the related Seller and any other holder of the Mortgage was not authorized to transact business in such jurisdiction, the loan of mortgage funds, the acquisition of the Mortgage (if the related Seller was not the original lender), the holding of the Mortgage and the transfer of the Mortgage did not constitute the transaction of business or the doing of business in such jurisdiction;

                  (xiii) The proceeds of the Mortgage Loan have been fully
            disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on site or off-site improvements and as to disbursements of any escrow funds, therefor, have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid;

                  (xiv) The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

                  (xv) The Mortgage Loan was originated free of any "original issue discount" with respect to which the owner of the Mortgage Loan could be deemed to have income pursuant to Sections 1271 et seq. of the Internal Revenue Code;

                  (xvi) Each Mortgage Loan was originated by an institution
            described in Section 3(a)(41)(A)(ii) of the Securities Exchange Act of 1934, as amended;

                  (xvii) At origination, the Mortgaged Property was free and clear of all mechanics' and materialmen's liens or liens in the nature thereof which are or could be prior to the Mortgage lien, and no rights are outstanding that under law could give rise to any such lien;

                  (xviii) All of the improvements which are included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

                  (xix) No improvement located on or being part of the Mortgaged
            Property is in violation of any applicable zoning law or regulation and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property, and with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, had been made or obtained from the appropriate authorities and the Mortgaged Property was lawfully occupied under applicable law. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation and all inspections, licenses and certificates required to be made or issued with respect to the Mortgaged Property, and with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

                  (xx) There is no proceeding pending for the total or partial condemnation of the Mortgaged Property and said property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other similar casualty;

                  (xxi) The Custodial File contains and the Credit File contains or shall contain prior to the Cure Date each of the documents and instruments specified to be included therein duly executed and in due and proper form and each such document or instrument is either in form acceptable to the Applicable Agency or is a uniform instrument. Each Mortgage Note and Mortgage are on forms approved by the Applicable Agency with such riders as have been approved by the Applicable Agency; the related Seller is currently in possession of the Custodial File for each Mortgage Loan and is in possession or shall be prior to the Expiration Date of the Credit File for each Mortgage Loan and there are no custodial agreements in effect adversely affecting the rights of the related Seller to make the deliveries required within the required time. The related Seller shall not deliver a Credit File to Takeout Investor prior to the related Commitment Date;

                  (xxii) The lien of each Mortgage Loan securing the
            consolidated principal amount thereof is expressly insured as having first lien priority or is covered by an attorney's opinion of title acceptable to GNMA, FNMA or FHLMC, as applicable, if customarily provided in the jurisdiction in which the related Mortgaged Property is located, or a mortgage title insurance policy acceptable to FNMA, issued by, and the valid and binding obligation of, a title insurer acceptable to FNMA and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the related Seller, its successors and assigns, as to the validity and appropriate priority of the lien created by the Mortgage in the original principal amount of the Mortgage Loan. The related Seller is the named insured and the sole insured of such mortgage title insurance policy, and the assignment to Purchaser of the related Seller's interest in such mortgage title insurance policy does not require the consent of or notification to the insurer, such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of Purchaser upon the consummation of the transactions contemplated by this Agreement and no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the related Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy;

                  (xxiii) All buildings upon the Mortgaged Property are insured against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to fire and hazard insurance policies with extended coverage or other insurance required by the Sale Agreement by insurance companies reasonably acceptable to Purchaser, in an amount at least equal to the lesser of (i) the outstanding principal balance of the Mortgage Loan or (ii) the maximum insurable value (replacement cost without deduction for depreciation) of the improvements constituting the Mortgaged Property. If applicable laws limit the amount of such insurance to the replacement cost of the improvements constituting the Mortgaged Property or to some other amount, then such insurance is in an amount equal to the maximum allowed by such laws. Such insurance amount is sufficient to prevent the Mortgagor or the loss payee under the policy from becoming a co-insurer. The insurer issuing such insurance is acceptable pursuant to the Sale Agreement. All individual insurance policies contain a standard mortgagee clause naming the related Seller, its successors and assigns, as mortgagee and all premiums thereon have been paid and providing that such policy may not be canceled without prior notice to the related Seller. Any proceeds of such insurance shall be held in trust for the benefit of Purchaser. Each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor. Any flood insurance required by applicable law has been obtained;

                  (xxiv) The original principal amount of the related Mortgage
            Note either (a) was not more than 80% of the lesser of (i) the purchase price of the Mortgaged Property paid by the Mortgagor at the origination of the Mortgage Loan and (ii) the Appraised Value of the Mortgaged Property, such Appraised Value being, for the purposes hereof, the amount set forth in an appraisal made in connection with the origination of such Mortgage Loan, or (b) is and will be insured as to payment defaults by a policy of primary mortgage guaranty insurance in accordance with the Sale Agreement and all provisions of such primary mortgage guaranty insurance policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage Loan subject to any such policy of primary mortgage guaranty insurance obligates the Mortgagor thereunder to maintain such insurance and pay all premiums and charges in connection therewith. The original principal amount of each Mortgage Note was not more than 100% of the lesser of the Appraised Value or the purchase price of the related Mortgaged Property paid by the Mortgagor at the origination of the Mortgage Loan. No action, event or state of facts exists or has existed which, because of its involving or arising from any dishonest, fraudulent, criminal, negligent or knowingly wrongful act, error or omission by the Mortgagor or the originator or servicer of the Mortgage Loan, would result in the exclusion from, denial of, or defense to coverage which otherwise would be provided by such insurance;

                  (xxv) At the time that the related Mortgage Loan was made the
            Mortgagor represented that the Mortgagor would occupy such Mortgaged Property as Mortgagor's primary residence;

                  (xxvi) The Mortgaged Property consists of a single parcel of real property;

                  (xxvii) There are no circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can be reasonably expected to (A) cause private institutional investors to regard the Mortgage Loan as an unacceptable investment, (B) cause the Mortgage Loan to become delinquent or (C) adversely affect the value or marketability of the Mortgage Loan;

                  (xxviii) Such Mortgage Loan was, immediately prior to its
            purchase by Purchaser of the related Mortgage Loan Pool, owned solely by the related Seller, is not subject to any lien, claim or encumbrance, including, without limitation, any such interest pursuant to a loan or credit agreement for warehousing mortgage loans, and was originated and serviced in accordance with all applicable law and regulations, including without limitation the Federal Truth-in-Lending Act, the Real Estate Settlement Procedures Act, regulations issued pursuant to any of the aforesaid, and any and all rules, requirements, guidelines and announcements of the Applicable Agency, and, as applicable, the FHA and VA, as the same may be amended from time to time;

                  (xxix) To the extent applicable, such Mortgage Loan is either insured by the FHA under the National Housing Act, guaranteed by the VA under the Servicemen's Readjustment Act of 1944 or is otherwise insured or guaranteed in accordance with the requirements of the GNMA, FNMA or FHLMC Program, as applicable, and is not subject to any defect that would prevent recovery in full or in part against the FHA, VA or other insurer or guarantor, as the case may be;

                  (xxx) Such Mortgage Loan is in strict compliance with the
            requirements and specifications (including, without limitation, all representations and warranties required in respect thereof) set forth in the GNMA Guide, FNMA Guide or FHLMC Guide, or the guide or agreements entered into with any Conduit, as applicable;

                  (xxxi) To the extent applicable, each Mortgage Loan is being serviced by a mortgage sub-servicer having all Approvals necessary to make such Mortgage Loan eligible to back a GNMA, FNMA or FHLMC Security, as applicable;

                  (xxxii) The Mortgage Note, the Mortgage, an assignment of
            Mortgage from the related Seller in blank (except with respect to MERS Mortgage Loans), and any other documents required to be delivered with respect to each Mortgage Loan pursuant to the related Custodial Agreement, have been delivered to the related Custodian all in compliance with the specific requirements of the related Custodial Agreement;

                  (xxxiii) The Mortgage Loan is subject to a valid and
            enforceable Takeout Commitment and the related Seller has no knowledge that Takeout Investor will not be able to perform under the terms of such Takeout Commitment;

                  (xxxiv) With respect to each MERS Mortgage Loan, a Mortgage
            Identification Number has been assigned by MERS and such Mortgage Identification Number is accurately provided on the Mortgage Loan Schedule. The related Assignment of Mortgage to MERS has been duly and properly recorded;

                  (xxxv) With respect to each MERS Mortgage Loan, Sellers have not received any notice of liens or legal actions with respect to such Mortgage Loan and no such notices have been electronically posted by MERS; and

                  (xxxvi) With respect to any MERS Mortgage Loan, the related
            Takeout Investor has been notified that the mortgagee of record is MERS and has consented to such assignment of such MERS Mortgage Loan.

            The representations and warranties of Sellers in this Section 9 are unaffected by and supersede any provision in any endorsement of any Mortgage Loan or in any assignment with respect to such Mortgage Loan to the effect that such endorsement or assignment is without recourse or without representation or warranty.

            Section 10. Covenants of Sellers. Sellers hereby covenant and agree with Purchaser as follows:

            (a) The Sellers shall deliver (or make available via one or more publicly accessible Internet websites):

                  (i) Within ninety (90) days after the end of each fiscal year of each Seller, the consolidated balance sheets of each Seller and its consolidated subsidiaries, which will be in conformity with GAAP, and the related consolidated statements of income showing the financial condition of each Seller and its consolidated subsidiaries as of the close of such fiscal year, and the results of operations during such year, and a consolidated statement of cash flows, as of the close of such fiscal year, setting forth, in each case, in comparative form the corresponding figures for the preceding year. The foregoing consolidated financial statements are to be reported on by, and to carry the report (in accordance with generally accepted accounting principles) of an independent public accountant of national standing acceptable to Purchaser and are to be accompanied by a letter of management in form and substance reasonably acceptable to Purchaser;

                  (ii) Within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of each Seller, unaudited consolidated balance sheets and consolidated statements of income, all to be in a form acceptable to Purchaser, showing the financial condition and results of operations of each Seller and its consolidated subsidiaries on a consolidated basis as of the end of each such quarter and for the then elapsed portion of the fiscal year, setting forth, in each case, in comparative form the corresponding figures for the corresponding periods of the preceding fiscal year, certified by a financial officer of each Seller (reasonably acceptable to Purchaser) as presenting fairly the financial position and results of operations of each Seller and its consolidated subsidiaries and as having been prepared in accordance with GAAP consistently applied, in each case, subject to normal year-end audit adjustments;

                  (iii) Promptly after receipt thereof, a copy of each other report submitted to each Seller by its independent public accountants in connection with any annual, interim or special audit of each Seller;

                  (iv) Promptly after becoming aware thereof, notice of (1) the commencement of, or any determination in, any legal, judicial or regulatory proceedings, (2) any dispute between each Seller or its Parent Company and any governmental or regulatory body, (3) any event or condition, which, in any case of (1) or (2) if adversely determined, would have a material adverse effect on (A) the validity or enforceability of this Agreement, (B) the financial condition or business operations of each Seller, or (C) the ability of each Seller to fulfill its obligations under this Agreement or (4) any material adverse change in the business, operations, prospects or financial condition of each Seller, including, without limitation, the insolvency of each Seller or its Parent Company;

                  (v) Promptly after becoming available, copies of all financial statements, reports, notices and proxy statements sent by its Parent Company, each Seller or any of each Seller's consolidated subsidiaries in a general mailing to their respective stockholders and of all reports and other material (including copies of all registration statements under the Securities

            Act of 1933, as amended) filed by any of them with any securities exchange or with the Securities and Exchange Commission or any governmental authority succeeding to any or all of the functions of said Commission;

                  (vi) Promptly after becoming available, copies of any press releases issued by its Parent Company or each Seller and copies of any annual and quarterly financial reports and any reports on Form H-(b)12 which its Parent Company or each Seller may be required to file with the OTS, SEC, FDIC or comparable reports which a Parent Company or each Seller may be required to file with the OTS, SEC, FDIC or any other federal banking agency containing such financial statements and other information concerning such Parent Company's or each Seller's business and affairs as is required to be included in such reports in accordance with the rules and regulations of the SEC, OTS, FDIC or such other banking agency, as may be promulgated from time to time;

                  (vii) Prior to the first Purchase Date hereunder and at the written request of Purchaser at any time thereafter, a copy of an Officer's Certificate in the form attached hereto as Exhibit I together with (1) the articles of incorporation of the related Seller and any amendments thereto, certified by the Secretary of State of each Seller's state of incorporation, (2) a copy of each Seller's by-laws, together with any amendments thereto, and (3) a copy of the resolutions adopted by each Seller's Board of Directors authorizing each Seller to enter into this Agreement and the Custodial Agreements and authorizing one or more of each Seller's officers to execute the documents related to this Agreement and the Custodial Agreements. In addition, on each Purchase Date hereunder, the related Seller shall provide to Purchaser an Officer's Certificate in the form attached hereto as Exhibit J;

                  (viii) Evidence that all other actions necessary or, in the opinion of Purchaser, desirable to perfect and protect Purchaser's interest in the Mortgage Loans and other Collateral have been taken, including, without limitation, duly executed Uniform Commercial Code financing statements on Form UCC-1 made available to Purchaser;

                  (ix) Notification of any material adverse change in any
            committed warehouse facility maintained by each Seller within two
            (2) Business days of such change; and

                  (x) Such supplements to the aforementioned documents and such other information regarding the operations, business, affairs and financial condition of its Parent Company, each Seller or any of each Seller's consolidated subsidiaries as Purchaser may reasonably request.

      With the exception of subsections (iv), (viii) and (ix) of this Section 10(a), if Seller breaches any of its covenants under this Section 10(a), Seller shall have five (5) Business Days to cure such breach if such breach is susceptible to cure.

            (b) Neither each Seller nor any Affiliate thereof will acquire at any time any economic interest in or obligation with respect to any Mortgage Loan;

            (c) Under GAAP and for federal income tax purposes, each Seller will report each sale of a Mortgage Loan to the Purchaser hereunder as a sale of the ownership interest in the Mortgage Loan. Each

Seller has been advised by or has confirmed with its independent public accountants that the foregoing transactions will be so classified under GAAP;

            (d) The consideration received by the related Seller upon the sale of each Mortgage Loan Pool will constitute reasonably equivalent value and fair consideration for the ownership interest in the Mortgage Loans included therein;

            (e) Each Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, any sale of a Mortgage Loan to the Purchaser;

            (f) Each Seller will not sell any Mortgage Loan to the Purchaser with any intent to hinder, delay or defraud any of each Seller's creditors;

            (g) Each Seller shall comply, in all material respects, with all laws, rules and regulations to which it is or may become subject;

            (h) Each Seller shall, upon request of Purchaser, promptly execute and deliver to Purchaser all such other and further documents and instruments of transfer, conveyance and assignment, and shall take such other action as Purchaser may require more effectively to transfer, convey, assign to and vest in Purchaser and to put Purchaser in possession of the property to be transferred, conveyed, assigned and delivered hereunder and otherwise to carry out more effectively the intent of the provisions under this Agreement; and

            (i) Each Seller is a member of MERS in good standing and current in the payment of all fees and assessments imposed by MERS, and has complied with all rules and procedures of MERS. Each Seller has entered into the Electronic Tracking Agreement. In accordance with the provisions of the Electronic Tracking Agreement, each Seller shall (1) cause each Mortgage Loan that is to be sold to the Purchaser on a Purchase Date the Mortgage for which is recorded in the name of MERS to be designated a MERS Mortgage Loan and (2) cause the Purchaser to be designated an Associated Member (as defined in the Electronic Tracking Agreement) with respect to each such MERS Mortgage Loan. In connection with the assignment of any Mortgage Loan registered on the MERS System, each Seller agrees that at the request of the Purchaser it will, at each Sellers' own cost and expense, cause the MERS System to indicate that such Mortgage Loan has been transferred to the Purchaser in accordance with the terms of this Agreement by including in MERS' computer files (a) the code in the field which identifies the specific owner of the Mortgage Loans and (b) the code in the field "Pool Field" which identifies the series in which such Mortgage Loans were sold. Each Seller further agrees that it will not alter codes referenced in this paragraph with respect to any Mortgage Loan at any time that such Mortgage Loan is subject to this Agreement, and each Seller shall retain its membership in MERS at all times during the term of this Agreement.

            Section 11. Term. This Agreement shall continue in effect until terminated as to future transactions by written instruction signed by either the Sellers or Purchaser and delivered to the other, provided that no termination will affect the obligations hereunder as to any of the Mortgage Loans purchased hereunder.

            Section 12. Exclusive Benefit of Parties; Assignment. This Agreement is for the exclusive benefit of the parties hereto and their respective successors and assigns and shall not be deemed to give any legal or equitable right to any other person, including the Custodians. Except as provided in
Section 7, no rights or obligations created by this Agreement may be assigned by any party hereto without the prior written consent of the other parties.

            Any Person into which the related Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the related Seller shall be a party, or any Person succeeding to the business of the related Seller, shall be the successor of the related Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding

            Section 13. Amendments; Waivers; Cumulative Rights. This Agreement may be amended from time to time only by written agreement of the Sellers and Purchaser. Any forbearance, failure or delay by either party in exercising any right, power or remedy hereunder shall not be deemed to be a waiver thereof, and any single or partial exercise by Purchaser of any right, power or remedy hereunder shall not preclude the further exercise thereof. Every right, power and remedy of Purchaser shall continue in full force and effect until specifically waived by Purchaser in writing. No right, power or remedy shall be exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred hereby or hereafter available at law or in equity or by statute or otherwise.

            Section 14. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

            Section 15. Effect of Invalidity of Provisions. In case any one or more of the provisions contained in this Agreement should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

            Section 16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws rules.

            Section 17. Notices. Any notices, consents, elections, directions and other communications given under this Agreement shall be in writing and shall be deemed to have been duly given when telecopied or delivered by overnight courier, personally delivered, or on the third day following the placing thereof in the mail, first class postage prepaid, to the respective addresses set forth on the cover page hereof for Sellers and Purchaser, or to such other address as either party shall give notice to the other party pursuant to this Section 17. Copies of all notices to Purchaser shall be delivered to the attention of David Katze. Notices to any Assignee shall be given to such address as Assignee shall provide to Sellers in writing.

            Section 18. Entire Agreement. This Agreement and the Custodial Agreements contain the entire agreement between the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements between them, oral or written, of any nature whatsoever with respect to the subject matter hereof, including without limitation, a certain unconsummated Mortgage Loan Purchase and Sale Agreement, dated as of November 1, 2003, among Sellers and Purchaser.

            Section 19. Costs of Enforcement. In addition to any other indemnity specified in this Agreement, Sellers agree to reimburse Purchaser as and when billed by Purchaser for all Purchaser's reasonable out-of-pocket costs and expenses, including reasonable attorneys' fees and expenses of Purchaser and/or Assignee, incurred in connection with the enforcement or the preservation of Purchaser's rights under this Agreement, including any costs incurred in the event of a breach by Sellers of this Agreement, the Custodial Agreements or a Takeout Commitment.

            Section 20. Consent to Service. Each party irrevocably consents to the service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to Section 17.

            Section 21. Submission to Jurisdiction. With respect to any claim arising out of this Agreement each party (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, and
(b) irrevocably waives (i) any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such court, (ii) any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and (iii) the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party.

            Section 22. Jurisdiction Not Exclusive. Nothing herein will be deemed to preclude either party hereto from bringing an action or proceeding in respect of this Agreement in any jurisdiction other than as set forth in Section 21.

            Section 23. WAIVER OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            Section 24. Construction. The headings in this Agreement are for convenience only and are not intended to influence its construction. References to Sections, Exhibits and Annexes in this Agreement are to the Sections of and Exhibits to this Agreement. The Exhibits are part of this Agreement, and are incorporated herein by reference. The singular includes the plural, the plural the singular, and the words "and" and "or" are used in the conjunctive or disjunctive as the sense and circumstances may require.

            Section 25. Further Assurances. Sellers and Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

            Section 26. Joint and Several Liability. The liability of the Sellers hereunder is joint and several. The Sellers hereby: (a) acknowledge and agree that the Purchaser shall have no obligation to proceed against one Seller before proceeding against the other Seller, (b) waive any defense to their obligations under this Agreement, based upon or arising out of the disability or other defense or cessation of liability of one Seller versus the other or of any other Seller, and (c) waive any right of subrogation or ability to proceed against any Person until all amounts owed to Purchaser by Sellers pursuant to this Agreement are paid in full.

            IN WITNESS WHEREOF, Purchaser and Sellers have duly executed this Agreement as of the date and year set forth on the cover page hereof.

                              GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.


                              By:  /s/ Michael Pillari
                                 -------------------------------------------
                              Name:    Michael Pillari
                              Title:   Managing Director


                              AMERICAN HOME MORTGAGE CORP.


                              By:  /s/ Michael Strauss
                                 -------------------------------------------
                              Name:    Michael Strauss
                              Title:   President


                              COLUMBIA NATIONAL, INCORPORATED


                              By:  /s/ Michael Strauss
                                 -------------------------------------------
                              Name:    Michael Strauss
                              Title:   President

                                                                       EXHIBIT A




                                  TRUST RECEIPT

                           RESIDENTIAL MORTGAGE LOANS


No._____                             Date:


            [Residential Funding Corporation/Deutsche Bank National Trust Company], as custodian (the "Custodian"), certifies that Greenwich Capital Financial Products, Inc. ("Purchaser") is the registered owner of this Trust Receipt evidencing ownership of certain mortgage loans (the "Mortgage Loans") listed by identifying number on the schedule attached to this Trust Receipt and further identified in the books and records of the Custodian, owned of record and interim serviced by [American Home Mortgage Corp./Columbia National, Incorporated] (the "Seller"). The Mortgage Note and Mortgage for each Mortgage Loan are held by Custodian, pursuant to the terms and conditions of that certain Custodial Agreement dated as of January 1, 2004 (the "Agreement") among Purchaser, Seller, [American Home Mortgage Corp./Columbia National, Incorporated] and Custodian. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Trust Receipt is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Trust Receipt by virtue of the acceptance hereof assents and by which such holder is bound.

            This Trust Receipt supersedes any Trust Receipt bearing an earlier date.

            This Trust Receipt shall not be valid or become obligatory for any purpose unless and until the Certificate of Authentication appearing below has been duly executed by the Custodian.

            IN WITNESS WHEREOF, the Custodian has caused this Trust Receipt to be duly executed under its official seal.


                                          [RESIDENTIAL FUNDING
                                          CORPORATION/DEUTSCHE BANK NATIONAL
                                          TRUST COMPANY], as Custodian


                                          By:
                                             -----------------------------------
                                              Authorized Officer

(Seal)

Attest:


By:
   ---------------------------
Authorized Officer

CERTIFICATE OF AUTHENTICATION

This Trust Receipt is the Trust Receipt
issued under the above-described Agreement.

Dated:


By:
   ---------------------------
Authorized Officer

                                TRUST RECEIPT NO.
                           RESIDENTIAL MORTGAGE LOANS


Following are the identifying numbers of the Mortgage Loans subject to this Trust Receipt:

                                                                     EXHIBIT B-1

                          [WAREHOUSE LENDER'S RELEASE]




Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Steamboat, Connecticut
Greenwich, Connecticut 06830

Ladies and Gentlemen:

            We hereby release all right, interest or claim of any kind, including any security interest or lien, with respect to the mortgage loan(s) referenced below, such release to be effective automatically without any further action by any party, upon payment, in one or more installments, by Greenwich Capital Financial Products, Inc., in accordance with the wire instructions which we delivered to you in a letter dated , ____, in immediately available funds, of an aggregate amount equal to the product of A multiplied by B (such product being rounded to the nearest $0.01) multiplied by C.*


                        Street
 Loan #     Mortgagor   Address     City  State        Zip



                                    Very truly yours,



                                    [WAREHOUSE LENDER]

                                    By:
                                       ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------




            *A = weighted average trade price
             B = principal amount of the mortgage loan(s)
             C = 1 minus the discount set forth on the related confirmation

                                                                     EXHIBIT B-2


                     [WAREHOUSE LENDER'S WIRE INSTRUCTIONS]


Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Steamboat, Connecticut
Greenwich, Connecticut 06830

                  Re: Greenwich Capital Financial Products, Inc. Mortgage Loan Purchase Program with [American Home Mortgage Corp./Columbia National, Incorporated]

Ladies and Gentlemen:

            Set forth below are [Warehouse Lender's] wire instructions applicable to the above-referenced Purchase Program.

Wire Instructions:
-----------------

            Bank Name:
            City, State:
            ABA #:
            Account #:
            Account Name:

            Please acknowledge receipt of this letter in the space provided below. This letter supersedes and replaces any prior notice specifying the name of [Warehouse Lender] and setting forth wire instructions and shall remain in effect until superseded and replaced by a letter, in the form of this letter, executed by each of us and acknowledged by you.

                                    Very truly yours,

                                    [AMERICAN HOME MORTGAGE CORP./COLUMBIA
                                    NATIONAL, INCORPORATED]

                                    By:
                                       ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------


                                    [WAREHOUSE LENDER(S)]*

                                    By:
                                       ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------


GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.


By:
   ---------------------------
Name:
     -------------------------
Title:
      ------------------------


--------
      * The authorized officer of each warehouse lender executing this letter must be the same authorized officer as signs the Exhibit B-1 Letter. Not applicable if there is no warehouse lender.

                                                                     EXHIBIT C-1

                               [SELLER'S RELEASE]

Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut  06830

Ladies and Gentlemen:

            With respect to the mortgage loan(s) referenced below (a) we hereby certify to you that the mortgage loan(s) is not subject to a lien of any warehouse lender and (b) we hereby release all right, interest or claim of any kind with respect to such mortgage loan, such release to be effective automatically without any further action by any party upon payment from Purchaser to Seller of an aggregate amount equal to the product of A multiplied by B (such product being rounded to the newest $0.01) multiplied by C* in accordance with our wire instructions in effect on the date of such payment.

                        Street
 Loan #     Mortgagor   Address     City  State        Zip

                                          Very truly yours,

                                          [AMERICAN HOME MORTGAGE CORP./COLUMBIA
                                          NATIONAL, INCORPORATED]

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

**Confirmed by:

[WAREHOUSE LENDER]

By:
   ---------------------------
Name:
     -------------------------
Title:
      ------------------------

            *A = weighted average trade price
             B = principal amount of the mortgage loan(s)
             C = 1 minus the discount set forth on the related confirmation


**    If applicable.

                                                                     EXHIBIT C-2

                          [SELLER'S WIRE INSTRUCTIONS]

Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut  06830

                  Re: Custodial Agreement dated as of January 1, 2004, among Greenwich Capital Financial Products, Inc, American Home Mortgage Corp., Columbia National, Incorporated and [Residential Funding Corporation/Deutsche Bank National Trust Company]


Ladies and Gentlemen:

            Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the above-referenced Custodial Agreement.

            Set forth below are Seller's Wire Instructions applicable to the above-referenced Custodial Agreement.

Wire Instructions:
-----------------

            Bank Name:
            City, State:
            ABA #:
            Account #:
            Account Name:

            Please acknowledge receipt of this letter in the space provided below. This letter supersedes and replaces any prior notice specifying the name of Seller and Seller's Wire Instructions and shall remain in effect until superseded and replaced by a letter, in the form of this letter, executed by each of us and acknowledged by you.


                                    Very truly yours,

                                    [AMERICAN HOME MORTGAGE CORP./COLUMBIA
                                    NATIONAL, INCORPORATED]**

                                    By:
                                       ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------

Receipt acknowledged by:

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.


By:
   ---------------------------
Name:
     -------------------------
Title:
      ------------------------


--------
      ** The authorized officer executing this letter must be the same authorized officer as signs the Exhibit C-1 Letter. Applicable if there is no Warehouse lender.

                                                                     EXHIBIT D-1

                               [TRADE ASSIGNMENT]

            ("Takeout Investor")
[Address]
Attention:

Ladies and Gentlemen:

            Attached hereto is a correct and complete copy of your confirmation of commitment (the "Commitment"), trade-dated _, ____, to purchase $ of mortgage loans (the "Mortgage Loans") at a purchase price of . This is to confirm that
(i) the Commitment is in full force and effect, (ii) the Commitment is hereby assigned to Greenwich Capital Financial Products, Inc. ("GCFP"), (iii) you will accept delivery of such Mortgage Loans directly from GCFP, (iv) you will pay GCFP for such Mortgage Loans, (v) upon GCFP's acceptance of this assignment, GCFP is obligated to make delivery of such Mortgage Loans to you in accordance with the attached Commitment and (vi) upon GCFP's acceptance of this assignment, you will release Seller from its obligation to deliver the Mortgage Loans to you under the Commitment. Upon GCFP's determination not to accept an assignment, GCFP will notify you that this assignment is rejected. Not later than 2:00 P.M. Eastern Standard Time one business day prior to your satisfaction of the Commitment, you shall fax a purchase confirmation to GCFP at (203) 625-2700,
Attention: . Payment will be made to GCFP in immediately available funds.

                                                Very truly yours,

                                                [AMERICAN HOME MORTGAGE
                                                CORP./COLUMBIA NATIONAL,
                                                INCORPORATED]

                                                By:
                                                   -----------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------


Agreed to, confirmed and accepted:

[TAKEOUT INVESTOR]

By:
   ---------------------------
Name:
     -------------------------
Title:
      ------------------------

                                                                     EXHIBIT D-2

                               [TRADE ASSIGNMENT]
                                    (Blanket)

____("Takeout Investor")
[Address]
Attention:

Ladies and Gentlemen:

            This is to confirm that (i) your commitments ("Commitment"), made from time to time, to purchase mortgage loans (the "Mortgage Loans") from Seller may be assigned to Greenwich Capital Financial Products, Inc. ("GCFP"), (ii) you will accept delivery of such Mortgage Loans directly from GCFP, (iii) you will pay GCFP for such Mortgage Loans, (iv) upon GCFP's acceptance of this assignment with respect to any Commitment, GCFP will be obligated to make delivery of such Mortgage Loans to you in accordance with such Commitment and (v) upon GCFP's acceptance of such assignment with respect to any Commitment, you will release Seller from its obligation to deliver the related Mortgage Loans to you under such Commitment but Seller will not be released from any of its other obligations under the Loan Purchase and Sale Agreement. Your agreement to the foregoing shall remain in effect until terminated by your giving notice of such termination to Seller in the form attached hereto as Exhibit 1. Upon GCFP's determination not to accept an assignment, GCFP will notify you that this assignment is rejected with respect to the related Commitment. Not later than 9:00 A.M. Eastern Standard Time on the business day that you purchase the Mortgage Loans, you shall fax a purchase list containing the information required by the Mortgage Loan Settlement Summary to GCFP at (203) 625-2700,
Attention: . You may also transmit such information electronically by 10:00 A.M. on such business day. Payment will be made to GCFP in immediately available funds.

                                                Very truly yours,

                                                [AMERICAN HOME MORTGAGE
                                                CORP./COLUMBIA NATIONAL,
                                                INCORPORATED]

                                                By:
                                                   -----------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

Agreed to, confirmed and accepted:

[TAKEOUT INVESTOR]

By:
   ---------------------------

Name:
     -------------------------
Title:
      ------------------------

                                                        EXHIBIT 1 to EXHIBIT D-2

               [WITHDRAWAL OF CONSENT TO BLANKET TRADE ASSIGNMENT]


[American Home Mortgage Corp.
520 Broadhollow Road
Melville, New York 11747 ]

[Columbia National, Incorporated
7142 Columbia Gateway Drive
Columbia, MD  21046 ]

Ladies and Gentlemen:

            The undersigned hereby terminates its agreement to Seller's assignment of Commitments to GCFP, which approval was given pursuant to the Trade Assignment dated _____. This termination shall be effective as of _________ but shall not affect the assignment of any Commitment which assignment was made prior to the date hereof. Capitalized terms not defined herein shall have the meanings set forth in the Trade Assignment.


                                                Very truly yours,


                                                [TAKEOUT INVESTOR]

                                                By:
                                                   -----------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

Copy to: Greenwich Capital Financial Products, Inc.

                                                                       EXHIBIT E
                         [PURCHASER'S WIRE INSTRUCTIONS]
[Takeout Investor]
[Address]

            Re: Custodial Agreement dated as of January 1, 2004, among Greenwich Capital Financial Products, Inc., American Home Mortgage Corp., Columbia National, Incorporated and [Residential Funding Corporation/Deutsche Bank National Trust Company]

Ladies and Gentlemen:

            Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the above-referenced Custodial Agreement.

            Set forth below are the Purchaser's Wire Instructions applicable to the above-referenced Custodial Agreement.

Wire Instructions:
-----------------

            Bank Name:
            City, State:
            ABA #:
            Account #:
            Account Name:

            Please acknowledge receipt of this letter in the space provided below. This letter supersedes and replaces any prior notice specifying the name of Purchaser and the Purchaser's Wire Instructions and shall remain in effect until superseded and replaced by a letter, in the form of this letter, executed by each of us and acknowledged by you.

                                                Very truly yours,

                                                GREENWICH CAPITAL FINANCIAL
                                                PRODUCTS, INC.

                                                By:
                                                   -----------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------
Receipt acknowledged by:
[TAKEOUT INVESTOR]

By:
   ---------------------------
Name:
     -------------------------

Title:
      ------------------------
cc: [American Home Mortgage Corp./Columbia National, Incorporated]
    Residential Funding Corporation

                                                                       EXHIBIT F

                             [FORM OF CONFIRMATION]


TO:         [American Home Mortgage Corp.
            520 Broadhollow Road
            Melville, new York 11747 ]

            [Columbia National, Incorporated
            7142 Columbia Gateway Drive
            Columbia, MD  21046 ]
DATE:

RE:         Confirmation of Purchase of Mortgage Loans

      Greenwich Capital Financial Products, Inc. ("Purchaser") is pleased to confirm its agreement to purchase and your agreement to sell the Mortgage Loans relating to the pool number referred to herein, pursuant to the Mortgage Loan Purchase and Sale Agreement, dated as of January 1, 2004 (the "Mortgage Loan Purchase and Sale Agreement"), between Purchaser and Sellers, under the following terms and conditions:

            Pool No.
            Check as appropriate:
            Cash Window Transaction Conduit Transaction (Conduit: )
            Purchase Date
            Settlement Date
            Discount
            Purchase Price
            Pass-Through Rate
            Total Principal Amount of the Pool

      Capitalized terms used and not otherwise defined herein shall have the meanings ascribed in the Mortgage Loan Purchase and Sale Agreement.

                                    Very truly yours,

                                    GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                                    By:
                                       ---------------------------
                                    Name:
                                         -------------------------
                                    Title:
                                          ------------------------

                                                                       EXHIBIT G

                    [NOTICE OF REJECTION OF TRADE ASSIGNMENT]

____________("Takeout Investor")

[Address]

Attention:

Ladies and Gentlemen:

      Greenwich Capital Financial Products, Inc. ("GCFP") hereby notifies you that it does not intend to purchase a 100% ownership interest in $ in mortgage loans (the "Mortgage Loans") that you committed to purchase from the [American Home Mortgage Corp./Columbia National, Incorporated] pursuant to your confirmation of commitment (the "Commitment") trade-dated , ____ a copy of which is attached hereto. Accordingly, the assignment of the Commitment by Seller to GCFP is hereby rejected, and GCFP shall have no obligations thereunder.

                                    Very truly yours,

                                    GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.


                                    By:
                                       ---------------------------
                                    Name:
                                    Title:

cc: [American Home Mortgage Corp./Columbia National, Incorporated]
    Residential Funding Corporation

                                                                       EXHIBIT H

                        [SETTLEMENT MODIFICATION LETTER]


                                     [DATE]
Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut  06830

Attention:


[American Home Mortgage Corp.
520 Broadhollow Road
Melville, New York 11747

[Columbia National, Incorporated
7142 Columbia Gateway Drive
Columbia, MD  21046 ]

            Re:   The Attached Confirmation of Commitment

Ladies and Gentlemen:

      Attached hereto is a correct and complete copy of our confirmation of commitment ("Commitment"). We hereby confirm that we have irrevocably approved the Mortgage Loans subject to the Commitment for purchase by us and we hereby agree to purchase such Mortgage Loan(s) from Greenwich Capital Financial Products, Inc. ("GCFP") in accordance with the terms of the Commitment or, if this letter is executed by GCFP and [American Home Mortgage Corp./Columbia National, Incorporated], in accordance with the terms of the Commitment as amended hereby.

            We hereby request that the Commitment be amended as follows:

               (i) the Settlement Date set forth in the Commitment shall be _____________ _____________;

               (ii) the aggregate outstanding principal balance of the Mortgage Loans shall be $_________________ ;

               (iii) the aggregate amount of accrued interest on the Mortgage Loans shall be $ ;

               (iv) the trade price shall be %; and

               (v) the total amount payable to GCFP shall be $

            If we fail to pay you the amount set forth in clause (v) above on the amended Settlement Date, interest shall accrue on such amount at a rate equal to the weighted average of the Pass-Through Rates related to such Mortgage Loans.

If the amendments to the Commitment set forth above are acceptable to you, please so indicate by executing this letter in the appropriate space provided below and return it to us via facsimile at

                                          [TAKEOUT INVESTOR]

                                          By:
                                             ----------------------
                                          Title:

Agreed to:
[AMERICAN HOME MORTGAGE CORP./COLUMBIA NATIONAL, INCORPORATED]

By:
   ----------------------------
Title:
Facsimile #:.

Agreed to:

GREENWICH CAPITAL FINANCIAL
PRODUCTS, INC.


By:
   ----------------------------

                                                                       EXHIBIT I

                         SELLER'S OFFICER'S CERTIFICATE

            I, ________________, hereby certify that I am the duly elected ________________ of [American Home Mortgage Corp./Columbia National, Incorporated], a ________ corporation (the "Seller"), and further certify, on behalf of the Seller as follows:

            1. Attached hereto as Attachment I is a true and correct copy of the articles of incorporation and by-laws of the Seller as are in full force and effect on the date hereof.

            2. Attached hereto as Attachment II is a Certificate of Good Standing of the Seller, issued by the Secretary of the State of ________ dated _____, ____. No event has occurred since _______, ____ which has affected the good standing of the Seller under the laws of the State of
      _______.

            3. Each person who, as an officer or attorney-in-fact of the Seller, signed (a) the Mortgage Loan Purchase and Sale Agreement (the "Purchase Agreement"), dated as of January 1, 2004, by and between the Seller, [American Home Mortgage Corp./Columbia National, Incorporated] and Greenwich Capital Financial Products, Inc. (the "Purchaser"); (b) the Custodial Agreement (the "Custodial Agreement"), dated as of January 1, 2004, by and among the Seller, [American Home Mortgage Corp./Columbia National, Incorporated], the Purchaser and [Residential Funding Corporation/Deutsche Bank National Trust Company]; and (c) any other document delivered prior hereto or on the date hereof in connection with transactions contemplated in the Purchase Agreement was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

            4. Attached hereto as Attachment III is a true and correct copy of the resolutions duly adopted by the board of directors of the Seller on __________, ____ (the "Resolutions") with respect to the authorization and approval of the transactions contemplated in the Purchase Agreement; said Resolutions have not been amended, modified, annulled or revoked and are in full force and effect on the date hereof.

            5. All of the representations and warranties of the Seller contained in the Purchase Agreement were true and correct in all material respects as of the date of the Purchase Agreement and are true and correct in all material respects as of the date hereof and the Seller has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to the date hereof..

            6. The Seller has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied pursuant to the Purchase Agreement on or prior to the date hereof.

            7. There are no actions, suits or proceedings pending or, to my knowledge, threatened, against or affecting the Seller which, if adversely determined either individually or in the aggregate, would adversely affect the Seller's obligations under the Purchase Agreement or the Custodial Agreement.

            8. No proceedings that could result in the liquidation or dissolution of the Seller are pending or contemplated.

            9. Incumbency of Officers. The below named persons have been duly elected or appointed, and have been duly qualified as officers of the Seller holding the respective office below set opposite his or her name, and the signature below set opposite his or her name is his or her genuine signature.

      Name                    Office              Signature
      ----                    ------              ---------







            All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

            IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller.

Dated: _________ __, ____

      [Seal]

                              ---------------------


                              By:
                                 ---------------------------
                              Name
                              Title:


            I, ___________________, _________ of ______________, hereby certify that ________________ is the duly elected, qualified and acting _______________ of __________ and that the signature appearing above is the genuine signature of such person.

            IN WITNESS WHEREOF, I have hereunto signed my name.


Dated: ____________ __, ____

      [Seal]
                              ---------------------


                              By:
                                 ---------------------------
                              Name:

                              Title:

                                                                       EXHIBIT J

                         SELLER'S OFFICER'S CERTIFICATE

            I, ________________, hereby certify that I am the duly elected ________________ of [American Home Mortgage Corp./Columbia National, Incorporated], a ________ corporation (the "Seller"), and further certify, on behalf of the Seller as follows:

            1. There has been no change in the articles of incorporation and by-laws of the Seller since the date such documents were provided to the Purchaser and such documents are in full force and effect on the date hereof.

            2. No event has occurred since the date of the last good standing certificate of the Seller provided to the Purchaser which has affected the good standing of the Seller under the laws of the State of _______.

            3. All of the representations and warranties of the Seller contained in the Purchase Agreement, including but not limited to the representations and warranties as to the Mortgage Loans being sold to the Purchaser on the date hereof, are true and correct in all material respects as of the date hereof and the Seller has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to the date hereof..

            4. The Seller has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied pursuant to the Purchase Agreement on or prior to the date hereof.

            5. There are no actions, suits or proceedings pending or, to my knowledge, threatened, against or affecting the Seller which, if adversely determined either individually or in the aggregate, would adversely affect the Seller's obligations under the Purchase Agreement or the Custodial Agreement.

            6. No proceedings that could result in the liquidation or dissolution of the Seller are pending or contemplated.

            7. To the best of my knowledge after due inquiry and investigation, no Event of Default has occurred prior to the date hereof or is occurring on the date hereof.

            8. Under generally accepted and regulatory accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans. The Seller has been advised by, or has confirmed with, its independent public accountants that the foregoing transactions will be so classified.

            9. Each Mortgage Loan to be sold to the Purchaser on the date hereof was originated by the Seller or purchased from an approved originator previously approved by the Purchaser not later than

      60 days prior to the date hereof. No Mortgage Loan was rejected for purchase or financing by any third party.

            All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

            IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller.

Dated: _________ __, ____

      [Seal]

                              ---------------------


                              By:
                                 ---------------------------
                              Name
                              Title:


            I, ___________________, _________ of ______________, hereby certify that ________________ is the duly elected, qualified and acting _______________ of __________ and that the signature appearing above is the genuine signature of such person.

            IN WITNESS WHEREOF, I have hereunto signed my name.


Dated: ____________ __, _____

      [Seal]
                              ---------------------


                              By:
                                 ---------------------------
                              Name
                              Title:

                                                                       EXHIBIT K

                                LIST OF CONDUITS
                                ----------------

                                                                       EXHIBIT L

                             MORTGAGE LOAN SCHEDULE
                             ----------------------